OneSoft Corporation                                    Customer Compaq
                                                                ------

OneSoft Corporation has omitted from this Exhibit 10.27 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                                     EXHIBIT 10.27


                            ONESOFT COMMERCE PARTNER
                      JUMPSTART TRAINING PROGRAM AGREEMENT


THIS JUMPSTART TRAINING PROGRAM AGREEMENT (including any attachments incorporated herein by reference, this "Agreement") is entered into as of the 25th day of August, 1999, between ONESOFT CORPORATION ("ONESOFT"), a Delaware corporation, having an office at 1505 Farm Credit Drive, Suite 100, McLean, VA 22102, and Compaq Computer Corporation("CUSTOMER"), having an office at 131 Hartwell Avenue, Lexington, MA 02421.


A. PURPOSE.
   --------

This Agreement is intended, among other things, to outline the JumpStart Training Program for OneSoft Commerce Partners, conducted for the purpose of certifying CUSTOMER to be a OneSoft Commerce Partner (a "OCP").

B. RELATIONSHIP OF ONESOFT TO CUSTOMER.
   ------------------------------------

It is expressly agreed that the parties, for the sole purpose of this Agreement, are not, and shall not be, considered as joint venturers, partners, servants, employees or fiduciaries of each other, and neither shall have the power to bind or obligate the other except as expressly set forth in this Agreement.

C.  SCOPE OF SERVICES.
    ------------------

ONESOFT shall provide CUSTOMER with certification training as set forth on
Schedule 1 attached hereto and made a part hereof. OCP designation is contingent upon successful completion of the training requirements as set forth in Schedule 1 for three full-time employed individuals from the CUSTOMER (pursuant to Section D.2 of the OCP Master Agreement), and contingent upon the successful execution of the OCP Master Agreement.

D.  TERMS.
    ------

1. ONESOFT shall *********** for the JumpStart Training Program as set forth in the attached Schedule 2 for **************** the JumpStart Training Program *********** and ********** . ONESOFT shall charge a fee of $********** for each additional personnel of CUSTOMER that attend or complete the JumpStart Training Program *********** .
2. The training tracks are identified as Sales Track and Technical Track. CUSTOMER is required to certify at least ******** through the Sales Training track and at least ********** through the Technical Training Track in order to qualify for the OCP designation. Training of these ********* is included in the *************** of the OCP JumpStart Training Program as shown in Schedule 2. Additional personnel may be included in the JumpStart Training Program ************** as specified in Schedule 2 CUSTOMER shall provide ONESOFT with the names and titles of individuals participating in the JumpStart Training Program as set forth on Schedule 3.
3. The CUSTOMER must complete the OCP JumpStart training program to become an OCP.
4. Upon execution of an OCP Master Agreement and successful completion of the OCP JumpStart Training Program, CUSTOMER will receive the OCP designation and the OCP materials.
5. By entering into this Agreement, CUSTOMER hereby agrees to complete the JumpStart Training Program within 12 months. Until such time, the CUSTOMER is proscribed from using the OCP designation. If the CUSTOMER does not complete the required OCP training ************ , they will forfeit any and all fees to OneSoft, and will need to re-qualify for consideration into the OCP program.

E.  DURATION.
    ---------

The provisions of this Agreement shall become effective immediately upon its execution and shall remain in full force and effect for a period of ONE YEAR from the date hereof.

F.  CONFIDENTIALITY.
    ----------------

1. CUSTOMER agrees that in connection with the parties' performance under this Agreement, CUSTOMER may have access to confidential, proprietary or trade secret information owned and/or provided by ONESOFT relating to software computer programs, object

OneSoft Corporation                                    Customer Compaq
                                                                ------

     code, source code, database schemes, marketing plans, business plans, financial information, specifications, flow charts, other disclosed documents and other information as described in Schedule 1 of this Agreement ("Confidential Information"). All Confidential Information supplied by ONESOFT to CUSTOMER shall remain the exclusive property of ONESOFT. While ONESOFT agrees to make reasonable efforts to identify Confidential Information to CUSTOMER, CUSTOMER acknowledges that common business practices will also apply to the recognition and definition of such Confidential Information. CUSTOMER shall use such Confidential Information only for the purposes permitted under this Agreement and shall not copy, disclose, convey or transfer any such Confidential Information or any part thereof to any third party.
2.   Information is not Confidential Information under this Agreement if it:
     . Was already known by the party to which the information was disclosed before the time of its disclosure by the disclosing party, as evidenced by written records prepared prior to such disclosure;
     . Is or becomes publicly known through no wrongful act of the party to which the information was disclosed;
     . Is rightfully received by the party to which the information was disclosed from a third person having no obligation to refrain from disclosing such information to such party; or
     .    Is required by law to be disclosed.
3. In the event that the CUSTOMER fails to complete the training requirements within one (1) year from the date of this Agreement, the CUSTOMER shall cease all use, licensing or distribution, whatsoever of the OCP Starter Kit materials and any other Confidential Information provided to CUSTOMER by ONESOFT pursuant to this Agreement, all related documentation and ONESOFT's names and marks, including the OCP designation, and shall return to ONESOFT all copies of the OCP Starter Kit, related documentation, specifications, training materials and all other materials provided by ONESOFT to CUSTOMER and materials incorporating any of ONESOFT's products or ONESOFT's names or marks, in CUSTOMER's possession or under its control.


G.  DISCLAIMER.
    -----------

ONESOFT MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRAINING SERVICES RENDERED OR THE RESULTS OBTAINED FROM THE TRAINING, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ONESOFT (OR ITS EMPLOYEES, AGENTS OR SUPPLIERS) BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFIT), EVEN IF ADVISED OF THE POSSIBILITY THEREOF, AND REGARDLESS OF WHETHER ANY CLAIM IS BASED UPON ANY AGREEMENT, NEGLIGENCE, WARRANTY, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY. ONESOFT'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO THE LESSER OF THE AGGREGATE FEES RECEIVED BY ONESOFT FROM CUSTOMER HEREUNDER, NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

H.  OWNERSHIP; PROPRIETARY RIGHTS
    -----------------------------

1. Except as otherwise expressly provided in Subparagraph H(10), all "Software," all "Tools," and all "Objects" (as such terms are defined), in any form, are and shall remain the sole and exclusive property of ONESOFT and shall be deemed its Confidential Information.

2. Except as expressly provided in this Agreement, CUSTOMER does not acquire any right or license in ONESOFT's Software, Tools, and/or Objects.

3. "Tools" means ONESOFT's proprietary information and know-how and used at any time by ONESOFT in the conduct of its business. This includes, by way of illustration but not limitation, technical information, designs, templates, software modules, processes, methodologies, systems used to create computer programs and/or software, procedures, code books, computer programs, plans, and/or any other similar information including improvements, modifications or developments thereto.

4.   "Objects" mean any and all of ONESOFT's proprietary reusable software code.

5.   "Software" means any and all of ONESOFT's proprietary software code.

6. In the event that either party is required by judicial or administrative process to disclose any or all of the materials or information to treated as Confidential Information in this Agreement, such party shall promptly notify the disclosing party and allow the disclosing party a reasonable period of time, subject to the requirements to disclose such materials or information, to oppose such process before making disclosure.

7. Each party understands and agrees that any use or dissemination of any information or materials in violation of this Agreement will cause the other party irreparable harm, will leave such party with no adequate remedy at law, and thus will entitle such party to injunctive relief in addition to all other remedies available under law. A party that violates its obligations concerning Confidential Information, shall reimburse the other party for reasonable costs and expenses (including reasonable attorneys' fees) incurred in enforcing its rights with respect to such violation.

8. Subject to the limitations set forth herein, ONESOFT grants, without charge, and CUSTOMER accepts, a limited, non-exclusive, non-transferable, royalty free, revocable license to use ONESOFT's Evaluation Edition OneCommerce(TM) suite of internet commerce software, and/or any application provided in the Starter Kit under this Agreement (the "Software" or "ONESOFT Product"). ONESOFT shall provide CUSTOMER with one copy of the Software (as defined), in object-code form, to be used solely for purposes authorized in this Subparagraph H.10. CUSTOMER shall not copy the Software, except as provided in this Agreement. CUSTOMER shall not modify, decompile, reverse engineer, recreate, disassemble, or otherwise attempt to determine the makeup of the Software. CUSTOMER shall not use the Software except as expressly provided in this Agreement. CUSTOMER shall not permit employees of CUSTOMER (or any other persons) to use the Software except for those employees with a need to use the Software to effect the

OneSoft Corporation                                    Customer Compaq
                                                                ------

     purposes of this Agreement, and, in any event, CUSTOMER may use the Software only for the purpose of sales and marketing and internal training necessary to effect the purposes of this Agreement. It is expressly agreed, without limiting the generality of the foregoing, that CUSTOMER shall not:
     (i) use the Software for the purpose of engaging in electronic commerce or other commercial purposes; (ii) lend the Software to potential or current clients, use the Software on hardware not owned by CUSTOMER; (iii) or provide access to anyone who is not an employee or contract worker of CUSTOMER; (iv) use the Software to develop applications for the purpose of supporting internal or commercial CUSTOMER activities; (v) except as provided for herein, copy any part of the Software for any reason other than for archival or emergency restart purposes or program error verification; (vi) sublicense, rent or otherwise make the Software available outside of CUSTOMER's legal business entity or to any third party for a fee (in a service bureau environment or otherwise) or otherwise transfer or grant any rights or access to third parties; (vii) modify, decompile, reverse engineer, recreate, disassemble, or otherwise attempt to determine the makeup of the Software. Except as expressly set forth herein, this Paragraph H does not constitute a license to use Software, Software Products, Tools, or Objects, which CUSTOMER must separately license from ONESOFT as necessary.

9. Nothing in this Agreement shall be deemed to limit CUSTOMER's rights to develop and market functionally comparable products to the ONESOFT Product, or to provide e-commerce solutions, provided CUSTOMER does not violate the terms and conditions of Sections F and H herein.

10. Unless otherwise agreed in writing, nothing herein shall be deemed to authorize the CUSTOMER to use any pending and/or existing trademark or service mark of ONESOFT. The CUSTOMER shall not remove or alter any pending and/or existing copyright and/or trade secret notice affixed to any software or documentation provided by or through ONESOFT, without the express written consent of ONESOFT.


I.   GENERAL PROVISIONS
     ------------------

1. Rights under this Agreement shall not be assigned, sublicensed, encumbered by security interest or otherwise transferred or resold by CUSTOMER (whether by operation of law or otherwise) without the prior written consent of ONESOFT, and any purported assignment, sublicense, encumbrance or other transfer of such rights, in violation of this Agreement, shall be void. An , acquisition, or merger of CUSTOMER by or with any person or entity who is not a party to this Agreement shall be treated as an assignment of this Agreement that is subject to the provisions of the foregoing sentence. ONESOFT may assign its rights and obligations under this Agreement to any party acquiring all or substantially all of its business, regardless of the form of the transaction.

2. This Agreement may only be amended by instrument in writing signed by both parties. Schedules attached hereto are to be considered such a writing, and are hereby incorporated herein, once they are signed by both parties.

3. The failure of either party to require the strict performance of any provisions of this Agreement in any one or more instances, or to exercise its rights hereunder or at law or equity, shall not constitute a waiver of any provisions or rights under this Agreement, and such provisions and rights shall continue in full force and effect.

4. Neither party shall directly or indirectly solicit or offer employment to an employee or subcontractor of the other party during the term of this Agreement, and for *************** thereafter, unless otherwise agreed to by the respective party. For purposes of this Agreement, use of general advertising and independent employment agencies, if not directed at CUSTOMER's or ONESOFT employees, shall not constitute solicitation.

5. If any provision of this Agreement is held to be invalid, the remaining provisions will continue to be valid and enforceable.

6. ONESOFT shall be excused from performance hereunder to the extent that performance is prevented or delayed by causes beyond ONESOFT's reasonable control, including without limitation, Acts of God (fire, storm, floods, earthquakes, etc.), civil disturbances or disruption of telecommunications or other essential services.

7. CUSTOMER shall not directly or indirectly export or re-export any services, software, equipment, technology or data supplied by ONESOFT under this Agreement to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in Supplement 1 to Part 770 of the U.S. Export Administration Regulations. This provision and the assurances made herein shall survive termination of this Agreement whether in part or whole.

8. Each party agrees to inform the other of any information made available to the other party that is classified or restricted data, agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, and shall return all such material upon request. Each party warrants that its participation in this Agreement does not conflict with any contractual or other obligation of the party or create any conflict of interest prohibited by the U.S. Government or any other governmental authority, and shall promptly notify the other party if any such conflict arises during the term of this Agreement.

9. Each party shall maintain commercially reasonable and adequate insurance protection covering its respective activities hereunder, including coverage for statutory worker's compensation, comprehensive general liability for bodily injury and tangible property damage, as well as adequate coverage for vehicles. Each party shall indemnify and hold the other harmless from liability for bodily injury, death and tangible property damage to the extent of the acts or omissions of such party, its officers, agents, employees or representatives acting within the scope of their work.

10. The parties acknowledge that violation by a party of the provisions of Section H would cause irreparable harm to the other party that could not be adequately compensated for by monetary damages. In addition to other relief, it is agreed that temporary and permanent injunctive relief shall be available without necessity of posting bond to prevent any actual or threatened violation of such provisions or to enforce such provisions according to their terms.

OneSoft Corporation                                    Customer Compaq
                                                                ------

11. THIS AGREEMENT, AND SCHEDULES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF VIRGINIA, EXCLUDING ITS CHOICE OF LAW RULES. ANY PROCEEDING OR DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE INITIATED AND MAINTAINED IN COURTS LOCATED IN SUCH COMMONWEALTH.

12. The headings of this Agreement are for reference purposes only and do not affect the meaning or construction of the provisions of this Agreement.

13. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and the parties agree that there are no other representations, warranties or oral agreements relating to the subject matter of this agreement.

OneSoft Corporation                                    Customer Compaq
                                                                ------

NOTICES
All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below, or to other addresses as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex or facsimile transmission,
(iii) sent by overnight courier or, (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

     If to ONESOFT:
     Name:  Paul D. Economon, Esq.
     Title:  Corporate Counsel
     OneSoft Corporation
     1505 Farm Credit Drive
     Suite 100
     McLean, VA 22102



     If to CUSTOMER:
     Name:  Denise Greenberg
     Title:  E-Commerce Marketing Manager
     Compaq Computer Corporation
     19191 Vallco Parkway
     Cupertino, CA   95014


IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date stated above.

ONESOFT CORPORATION                     COMPAQ COMPUTER CORPORATION


By:  /s/ Paul Economon                  By: /s/ Sally McGuire
     ---------------------                 --------------------------

Title: Corporate Counsel                Title: 3rd Party Contracts Mgr.
      --------------------                    -------------------------

Date: 8-25-99                           Date:   August 24, 1999
     ---------------------                   --------------------------

                                          OneSoft Commerce Partner (OCP) Program
================================================================================

                         JUMPSTART AGREEMENT SCHEDULE 1


PROGRAM DETAILS
     The OCP JumpStart program is designed specifically to provide MCSPs with the knowledge, skills, tools, and products required for successfully selling and rapidly deploying Internet commerce solutions.

PROGRAM LOGISTICS
     All Training will be conducted at OneSoft's Corporate Headquarters, located at:
     1505 Farm Credit Drive, Suite 100
     McLean, VA 22101

PROGRAM AGENDAS
     Sales Professional Certification course will cover:
      . **************

     Deployment Professional Certification: This course will cover:
     OneStrategy consulting engagements
     ********
PROGRAM TOOLS/SOFTWARE
     At the end of training, OCPs will receive the following materials:

     SOFTWARE
     .    One (1) *********** of ***********
     .    One (1) ********** of *********
     **********

     SALES TOOLS
     .    One (1) ********** of ********** , designed specifically to **********
          the ability to ************
     .    One (1) ********** of ********** that enables ********* to **********
          for their customers.
     .    Sales and marketing collateral

     IMPLEMENTATION TOOLS
     .    **************** Detailing all **********

     SUPPORT
     .    ***** FREE ********* Calls



--------------------------------------------------------------------------------
Confidential Information                                        01/26/0001/26/00

                                          OneSoft Commerce Partner (OCP) Program
================================================================================


                         JUMPSTART AGREEMENT SCHEDULE 2


PROGRAM FEES

OCP JumpStart fee ******************** for all of CUSTOMER's personnel that complete the JumpStart Training Program ************ and ************ . ONESOFT shall **************** additional personnel of CUSTOMER that attend or complete the JumpStart Training Program ***********.

     All MCSPs participating in the program are required to enroll one (1) Sales Professional and two (2) Deployment Professionals in OCP training.








--------------------------------------------------------------------------------
Confidential Information                                        01/26/0001/26/00

                                          OneSoft Commerce Partner (OCP) Program
================================================================================


                         JUMPSTART AGREEMENT SCHEDULE 3
                      LIST OF JUMPSTART TRAINING ATTENDEES

***************


--------------------------------------------------------------------------------
Confidential Information                                        01/26/0001/26/00

                    ADDENDUM #1 TO ONESOFT COMMERCE PARTNER
                     JUMPSTART TRAINING PROGRAM AGREEMENT

     This Addendum to OneSoft Commerce Partner Jumpstart Training Program Agreement is dated this 13/th/ day of September 1999 by and between OneSoft Corporation ("OneSoft") and Compaq Computer Corporation ("Compaq"). This Addendum shall amend the OneSoft Commerce Partner Jumpstart Training Program entered between the parties dated August 25, 1999 ("Agreement") as follows:

     1. Compaq, at its expense, shall ship to OneSoft a server on which OneSoft will install OneSoft's OneCommerce/TM/ 2.1 software ("Software"). Once the Software is installed, the server shall be returned to Compaq at OneSoft's expense.

     2. Compaq shall be authorized to use the Software as specified in paragraph H.8 of the Agreement solely for evaluation purposes for **** days commencing on the date that Compaq is in receipt of the server on which the Software has been installed. Compaq is expressly prohibited from using the Software to develop websites for clients until the parties have entered into an agreement in which OneSoft extends Compaq a license to use the Software for additional purposes. Compaq's use of the Software for non-evaluation purposes shall constitute a material breach of the Jumpstart Training Program Agreement and its right to use the Software shall automatically be rescinded without further notice.

     3. It is further stipulated and agreed that all other terms and conditions of said Agreement shall remain the same.

COMPAQ COMPUTER CORPORATION               ONESOFT CORPORATION

/s/ Sally McGuire                         /s/ Paul Economon
---------------------------------         --------------------------------

By: Sally McGuire                         By: Paul Economon
    -----------------------------             ----------------------------

Title: 3/rd/ party Contracts Mgr.         Title: Corporate Counsel
       --------------------------                -------------------------